                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     /X/ Filed by the registrant
     / / Filed by a party other than the registrant
     Check the appropriate box:
     / / Preliminary proxy statement
     /X/ Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-2

                          NATIONAL FUEL GAS COMPANY
- --------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

                          NATIONAL FUEL GAS COMPANY
- --------------------------------------------------------------------------------
              (Name of Person(s) Filing the Information Statement)

Payment of filing fee (check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------
     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------
     (3) Filing party:

- --------------------------------------------------------------------------------
     (4) Date filed:

- --------------------------------------------------------------------------------

                                     [LOGO]

                           NATIONAL FUEL GAS COMPANY
                              10 LAFAYETTE SQUARE
                            BUFFALO, NEW YORK 14203

                                                                 January 5, 1995

Dear Stockholder:

     We are pleased to invite you to join us at the Annual Meeting of Stockholders of National Fuel Gas Company. The meeting will be held at 10:00 A.M. Eastern Standard Time on Thursday, February 16, 1995, in The Gallery of the McGraw-Hill Building, 1221 Avenue of the Americas, New York, New York 10020.

     The matters on the agenda for the meeting are outlined in the enclosed Notice of Meeting and Proxy Statement. In addition, officers of the Company will review the past year, report current developments and answer questions from the floor.

     In order that you may elect Company directors and secure the representation of your interests at the Annual Meeting, we urge you to complete, sign and date your proxy card, and mail it in the envelope provided. The Proxies are committed by law to vote your proxy as you designate.

     If you plan to be present at the Annual Meeting, please check the "WILL ATTEND MEETING" box on the proxy card. Whether or not you plan to attend, please complete, sign, date and promptly return your proxy card so that your vote may be counted. If you do attend and wish to vote in person, you can revoke your proxy by giving written notice to the Secretary of the meeting or by casting your ballot.

     Coffee will be served at 9:30 A.M. The other directors and I look forward to meeting you at that time.

     In the meantime, please review the proxy statement and take advantage of your right to vote.

                                   Sincerely yours,

                                                   BERNARD J. KENNEDY
                                           Chairman of the Board of Directors,
                                          Chief Executive Officer and President

                           NATIONAL FUEL GAS COMPANY
                              10 LAFAYETTE SQUARE
                            BUFFALO, NEW YORK 14203

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON FEBRUARY 16, 1995

To the Stockholders of National Fuel Gas Company:

     Notice is hereby given that the Annual Meeting of Stockholders of National Fuel Gas Company will be held at 10:00 A.M. Eastern Standard Time on Thursday, February 16, 1995, in The Gallery of the McGraw-Hill Building, 1221 Avenue of the Americas, New York, New York 10020. At the meeting, action will be taken with respect to:

          (1) the election of directors;

          (2) the appointment of independent accountants;

          (3) the approval of the Annual At Risk Compensation Incentive Program;

and such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on December 20, 1994, will be entitled to vote at the meeting.

                                         BY ORDER OF THE BOARD OF DIRECTORS

                                                  RICHARD M. DIVALERIO
                                                  Secretary

January 5, 1995

                             YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, AND WHATEVER THE NUMBER OF SHARES YOU OWN, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. PLEASE USE THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                           NATIONAL FUEL GAS COMPANY
                              10 LAFAYETTE SQUARE
                            BUFFALO, NEW YORK 14203

                                PROXY STATEMENT

     This proxy statement is furnished to the holders of National Fuel Gas Company ("Company") common stock ("Common Stock") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on February 16, 1995, or any adjournment thereof. This proxy statement and the accompanying proxy card are first being mailed to stockholders on or about January 5, 1995.

     All costs of soliciting proxies will be borne by the Company. Morrow & Co., Inc., 909 Third Avenue, New York, New York 10022, has been retained to assist in the solicitation of proxies and will be compensated in the estimated amount of $5,500 plus reasonable out-of-pocket expenses. In addition to solicitation by that firm and by mail, a number of regular employees of the Company and its subsidiaries may solicit proxies in person, by telephone or by other methods.

     Only stockholders of record at the close of business on December 20, 1994, will be eligible to vote at this meeting. As of that date, 37,364,668 shares of Common Stock were issued and outstanding.

     Each share of Common Stock entitles the holder thereof to one vote with respect to each matter that is subject to a vote at the meeting. All shares that are represented by effective proxies received by the Company in time to be voted will be voted at the meeting or any adjournment thereof. Where stockholders direct how their votes shall be cast, shares will be voted in accordance with such directions. Proxies submitted with abstentions and broker non-votes will be included in determining whether or not a quorum is present. Abstentions and broker non-votes will not be counted in tabulating the number of votes cast on proposals presented to stockholders.

     The proxy also confers discretionary authority to vote on all matters that may properly come before the Annual Meeting of Stockholders, or any adjournment thereof, respecting matters of which the Board is not currently aware but that may be presented at the meeting, and respecting all matters incident to the conduct of the meeting.

     Any stockholder giving a proxy may revoke it at any time prior to the voting thereof by mailing a revocation or a subsequent proxy to Richard M. DiValerio at the above address, by filing written revocation at the meeting with Mr. DiValerio, Secretary of the meeting, or by casting a ballot.

     A copy of the Company's Annual Report for the fiscal year ended September 30, 1994, which includes financial statements, has been mailed to all stockholders.

                            1. ELECTION OF DIRECTORS

     Four directors are to be elected at this Annual Meeting. The nominees for the four directorships are: Philip C. Ackerman, John M. Brown, Luiz F. Kahl and Bernard S. Lee. Each of the nominees is currently a director of the Company.

     After the election of directors at the 1994 Annual Meeting, the Board of Directors consisted of eight directors. On March 6, 1994, Sr. M. Lawreace Antoun, who had been a member of the Board since 1980, died. The Board regrets her passing and gratefully acknowledges Sr. Antoun's many years of loyal and dedicated service to the Company and the community. On March 16, 1994, as permitted by the Company's Restated Certificate of Incorporation, as amended ("Charter"), the Board elected Philip C. Ackerman to fill the vacancy on the Board created by Sr. Antoun's death for a term to expire at the 1995 Annual Meeting.

     On June 6, 1994, as permitted by the Company's Charter, the number of directors was increased from eight to nine by resolution of the Board of Directors, and Bernard S. Lee was elected to the Board for a term to expire at the 1995 Annual Meeting.

     The Company's Charter provides that the Board of Directors shall be divided into three classes, and that these three classes shall be as nearly equal in number as possible. (A class of directors is the group of directors whose terms expire at the same annual meeting of stockholders.) In order to satisfy this Charter requirement, all four nominees will not stand for full three-year terms.

     Messrs. Ackerman, Kahl and Lee have been nominated to serve for terms of three years until the 1998 Annual Meeting and until their successors are duly elected and qualified, and Mr. Brown has been nominated to serve for a term of one year until the 1996 Annual Meeting and until his successor is duly elected and qualified. As a result of these actions, there will be three classes of directors with three directors in each class with terms that will expire in 1996, 1997 and 1998, respectively.

     It is intended that the Proxies will vote for the election of Messrs. Ackerman, Brown, Kahl and Lee as directors, unless they are otherwise directed by the stockholders. Although the Board of Directors has no reason to believe that any of the nominees will be unavailable for election or service, stockholders' proxies confer discretionary authority upon the Proxies to vote for the election of another nominee for director in the event any nominee is unable to serve or for good cause will not serve. Messrs. Ackerman, Brown, Kahl and Lee have consented to being named in this proxy statement and to serve if elected.

     The affirmative vote of a plurality of the votes cast by the holders of shares of Common Stock entitled to vote is required to elect each of the nominees for director.

     Set forth below is certain information concerning the four nominees for election and the five directors of the Company whose terms will continue after the 1995 Annual Meeting, including information with respect to their principal occupations during the five years ended September 30, 1994, and certain other positions held by them.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF
                     MESSRS. ACKERMAN, BROWN, KAHL AND LEE.

          NAME AND YEAR
        BECAME A DIRECTOR
          OF THE COMPANY            AGE(1)               PRINCIPAL OCCUPATION
- ----------------------------------  ------   ---------------------------------------------
NOMINEES FOR ELECTION AS DIRECTORS
  FOR THREE-YEAR TERMS TO EXPIRE IN 1998
PHILIP C. ACKERMAN................    51     Senior Vice President of the Company since
  1994                                       June 1989 and Vice President from 1980 to
                                             1989. Executive Vice President of National
                                             Fuel Gas Distribution Corporation since June
                                             1989 and National Fuel Gas Supply Corporation
                                             since October 1994. President of certain
                                             nonregulated subsidiaries of the Company
                                             since June 1989.
LUIZ F. KAHL......................    58     Chief Executive of BP Advanced Materials and
  1992                                       Carborundum since January 1990. BP Advanced
                                             Materials (a manufacturer of composites) and
                                             Carborundum (a manufacturer of ceramic
                                             materials) are both operating units of
                                             British Petroleum, p.l.c. President since
                                             1984 of The Carborundum Company, Niagara
                                             Falls, N.Y. Director, Varity Corporation.
BERNARD S. LEE....................    60     President of the Institute of Gas Technology
  1994                                       since prior to 1989 (a not-for-profit
                                             research and educational institution), Des
                                             Plaines, Ill. Director, Energy Biosystems
                                             Corporation, NUI Corporation and Peerless
                                             Mfg. Co.
NOMINEE FOR ELECTION AS DIRECTOR
  FOR ONE-YEAR TERM TO EXPIRE IN 1996
JOHN M. BROWN.....................    70     Vice Chairman of the Board of Directors of
  1972                                       the Company from March to November 1989. Vice
                                             Chairman of the major subsidiaries of the
                                             Company from June to November 1989. President
                                             and Chief Executive Officer of National Fuel
                                             Gas Distribution Corporation from 1978 to
                                             1989 and officer of certain other Company
                                             subsidiaries from 1966 to 1989.

          NAME AND YEAR
        BECAME A DIRECTOR
          OF THE COMPANY            AGE(1)               PRINCIPAL OCCUPATION
- ----------------------------------  ------   ---------------------------------------------
DIRECTORS WHOSE TERMS EXPIRE IN 1997
DAVID N. CAMPBELL.................    53     Chairman of the Board of Directors and Chief
  1983                                       Executive Officer from 1984 to September 1994
                                             of Computer Task Group, Inc. (a computer
                                             services and consulting company), Buffalo,
                                             N.Y. Chairman of the Board of Dunlop Tire
                                             Corporation. Director, Computer Task Group,
                                             Inc., First Empire State Corporation and
                                             Gibraltar Steel Corporation.
EUGENE T. MANN....................    64     Executive Vice President from 1986 until his
  1993                                       retirement in August 1990 of Fleet Financial
                                             Group (a diversified financial services
                                             company), Providence, Rhode Island.
GEORGE H. SCHOFIELD...............    65     Chairman of the Board of Directors since
  1990                                       1986, and Chief Executive Officer from 1985
                                             to October 1994, of Zurn Industries, Inc. (a
                                             provider of products and services for waste-
                                             to-energy and water quality control systems),
                                             Erie, Pa. Director, Autoclave Engineers, Inc.
                                             and The Goodyear Tire & Rubber Company.
DIRECTORS WHOSE TERMS EXPIRE IN 1996
BERNARD J. KENNEDY................    63     Chairman of the Board of Directors of the
  1978                                       Company since March 1989, Chief Executive
                                             Officer since August 1988, President since
                                             January 1987. Chairman of the major
                                             subsidiaries of the Company since August
                                             1988. Chairman of the Board of Associated
                                             Electric & Gas Insurance Services Limited,
                                             Director, Marine Midland Banks, Inc.,
                                             Merchants Mutual Insurance Company, American
                                             Precision Industries, Inc., American Gas
                                             Association and Interstate Natural Gas
                                             Association. Trustee, Institute of Gas
                                             Technology.
LEONARD ROCHWARGER................    69     Chairman of the Board, Chief Executive
  1990, and from                             Officer and Director since January 1990 of
  1975 to 1988                               Rockmont Corporation (an investment company
                                             investing mainly in fixed income securities),
                                             Buffalo, N.Y. United States Ambassador to
                                             Fiji from March 1988 to October 1989.

- ---------------
(1) As of February 16, 1995.

MEETINGS OF THE BOARD OF DIRECTORS AND STANDING COMMITTEES

     During the Company's fiscal year ended September 30, 1994 ("fiscal 1994"), there were five meetings of the Board of Directors. In addition, certain directors attended meetings of standing or pro tempore committees, including an ad hoc committee on mergers and acquisitions consisting of Messrs. Brown, Kahl, Kennedy and Mann. The entire Board of Directors acts as a nominating committee; there are two standing committees as described below.

     Audit Committee. The Audit Committee held three meetings during fiscal 1994 in order to review the scope and results of the annual audit, to receive reports of the Company's independent public accountants and chief internal auditor, and to prepare a report of the committee's findings and recommendations to the Board of Directors. The committee consists of Messrs. Brown, Campbell and Schofield.

     Compensation Committee. The Compensation Committee, all of the members of which are non-employee independent directors, held five meetings during fiscal 1994 in order to review and determine the compensation of Company officers, to receive reports and to award stock options, stock appreciation rights, restricted stock and At Risk Awards. The committee administers the Company's 1983 Incentive Stock Option Plan, 1984 Stock Plan, 1993 Award and Option Plan, and Annual At Risk Compensation Incentive Program. The committee consists of Messrs. Kahl, Mann and Rochwarger.

     During fiscal 1994, all incumbent directors attended at least 75% of the aggregate of meetings of the Board and of the committees of the Board on which they served.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     There are no "Compensation Committee interlocks" or "insider participation" which the Securities and Exchange Commission (SEC) regulations would require to be disclosed in this proxy statement.

DIRECTORS' COMPENSATION

     Effective July 1, 1994, directors who are not officers of the Company or its subsidiaries are paid an annual retainer of $18,000 and a fee of $1,000 for each Board meeting and $800 for each committee meeting attended. In addition, in fiscal 1994 Messrs. Brown, Mann and Schofield received payments of $1,300, $1,600, and $800, respectively, for special meetings. Directors who are not officers do not participate in any of the Company's employee benefit or compensation plans. Directors who are officers receive no compensation for serving as directors. Directors who are not and were not officers are covered by the Directors' Retirement Plan. Under this plan, any outside director who has completed five years of Board service or becomes totally and permanently disabled would receive an annual retirement benefit equal to 10% of the annual retainer in effect on the date of retirement multiplied by the number of full years of Board service, but not to exceed 100% of that annual retainer. The retirement benefit would begin upon the later of the director's retirement or age 70, and continue until the earlier of ten years or the death of the director.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     To the best of the Company's knowledge, there are no beneficial owners of 5% or more of the Common Stock of the Company.

     The following table sets forth for each current director, each nominee for director and each of the executive officers named in the Summary Compensation Table and for all directors and officers as a group, information concerning beneficial ownership of Common Stock of the Company. Unless otherwise stated, to the best of the Company's knowledge, each person has sole voting and investment power with respect to the shares listed.

                                                       NUMBER OF SHARES OF
                                                          COMMON STOCK
                                                       BENEFICIALLY OWNED       PERCENT OF
                                                       AS OF SEPTEMBER 30,     COMMON STOCK
                        NAME                                  1994                OWNED
- -----------------------------------------------------  -------------------     ------------
Philip C. Ackerman(1)(2)(3)(4).......................         178,206              *
John M. Brown(5).....................................          48,865              *
David N. Campbell....................................           1,440              *
Richard Hare(1)(2)(3)(6).............................         140,022              *
William J. Hill(1)(2)(3).............................         143,919              *
Luiz F. Kahl(7)......................................             500              *
Bernard J. Kennedy(1)(2)(3)..........................         314,095              *
Bernard S. Lee.......................................           1,000              *
Eugene T. Mann.......................................             600              *
Leonard Rochwarger...................................           1,180              *
George H. Schofield..................................           2,000              *
Directors and Officers as a Group (14
  individuals)(8)(9).................................       1,007,122              2.701%

- ---------------
  * Represents beneficial ownership of less than 1% of issued and outstanding Common Stock on September 30, 1994.

(1) Includes shares held in the Company's Thrift Plan, Employee Stock Ownership Plan for Supervisory Employees ("ESOP") and Tax-Deferred Savings Plan for Non-Union Employees ("TDSP"), respectively, as follows: Bernard J. Kennedy, 8,576, 7,747 and 4,099 shares; Philip C. Ackerman, 3,083, 5,417 and 2,914 shares; Richard Hare, 0, 5,540 and 2,318 shares; William J. Hill, 3,270, 5,388 and 3,000 shares; and all current directors and officers as a group (14 individuals), 21,022, 37,699 and 18,770 shares. The beneficial owners of the shares have sole voting power with respect to shares held in the Thrift Plan, ESOP and TDSP, but do not have investment power respecting those shares until they are distributed.

(2) Includes shares with respect to which each of the named individuals, and all current directors and officers as a group (14 individuals), have the right to acquire ownership within 60 days of September 30, 1994, through the exercise of stock options granted under the 1983 Incentive Stock Option Plan, the 1984 Stock Plan and the 1993 Award and Option Plan as follows: 144,100 shares for Mr. Kennedy, 97,000 shares for Mr. Ackerman, 72,900 shares for Mr. Hare, 99,500 shares for Mr. Hill and 522,227 shares for all current directors and officers as a group (14 individuals). Of the options for the 413,500 shares exercisable by executive officers set forth above, 117,500 (or 28%) were exercisable only at a price which was above the market value of the Company's Common Stock on September 30, 1994.

(3) Includes shares of restricted stock awarded in fiscal 1994 under the 1993 Award and Option Plan, the restrictions on which had not lapsed as of September 30, 1994, as follows: 59,242 shares for Mr. Kennedy, 27,300 shares for Mr. Ackerman, 26,952 shares for Mr. Hill and 113,494 shares for all current directors and officers as a group (14 individuals). Owners of restricted stock have power to vote the shares, but have no investment power with respect to the shares until the restrictions lapse.

(4) Includes 500 shares held by Mr. Ackerman's wife, in trust for her mother, as to which shares Mr. Ackerman does not admit beneficial ownership, and 240 shares with respect to which Mr. Ackerman shares voting and investment power with his wife.

(5) Includes 6,489 shares owned by Mr. Brown's wife as to which Mr. Brown shares voting and investment power.

(6) Includes 6,500 shares owned by Mr. Hare's wife as to which Mr. Hare shares voting and investment power.

(7) Mr. Kahl shares voting and investment power with his wife with respect to all 500 shares.

(8) See notes (1) through (7) above.

(9) Includes 21,405 shares with respect to which one or another of the officers of the Company, not including the executive officers named in the Summary Compensation Table, shares voting and investment power with his wife.

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE

  General

     The Compensation Committee (the Committee) sets the base salaries of the Company's executive officers, makes awards and sets goals for the Company's executive officers and others under the Annual At Risk Compensation Incentive Program, and makes awards to executive officers and others under various compensation plans as described below. The Committee consists exclusively of non-employee independent directors, appointed by resolution of the entire Board of Directors. No member of the Committee is permitted to receive any award under any plan administered by the Committee.

     The Committee's objective is to set executive compensation at levels which
(i) are fair and reasonable to the stockholders, (ii) link executive compensation to long-term and short-term interests of the stockholders and (iii) are sufficient to attract, motivate and retain outstanding individuals for executive positions.

     Fairness to the stockholders is balanced with the need to attract, retain and motivate outstanding individuals by comparing the Company's executive compensation with the compensation of executives at other companies in the applicable labor market. The Committee sets the total direct compensation of the executive officers at least annually with reference to an appropriate peer group. The Committee's overall goal is to achieve above-average performance by the Company and its executives by affording the executives the opportunity to earn above-average total compensation (base salary, annual at risk compensation and long-term incentive compensation) for above-average performance. More specifically, the various elements of direct compensation are intended to work in concert so that each executive's compensation would be approximately at the median (50th percentile) for median performance by the Company and the executive, at the 75th percentile for 75th percentile-level performance by the Company and the executive, and so forth. The actual amount of compensation earned in a fiscal year depends on the performance of the Company and the individual executive officer.

     The peer group consists of publicly-traded companies (not including the Company) which are engaged in one or more of the Company's primary lines of business (natural gas distribution, transmission, storage and production). All companies in the peer group have annual revenues between 25% and 400% of the Company's annual revenues. There are currently 15 companies in this group, which is subject to change from time to time as revenues of such companies fall outside the aforementioned range, or as such companies change their focus, merge or are acquired. Mr. Kennedy's compensation is compared with all of the peer group companies which have salaried chief executive officers. Messrs. Ackerman's and Hare's compensation is compared with all of the peer group companies which have pipeline, storage or production businesses, and Mr. Hill's compensation is compared with all of the peer group companies in the distribution business.

     The Committee believes that the Company's most direct competitors for executive talent are not necessarily all of the companies that would be included in a peer group established to compare stockholder returns. Thus, the companies in the compensation peer group are not the same as the companies reflected in the indices displayed in the Comparison of Five-Year Cumulative Total Returns graph included in this proxy statement on page 19.

     The executive officers' compensation is linked to the long-term interests of the stockholders by making a significant part of each executive officer's potential compensation depend on the price of the Company's Common Stock on the open market. The Committee awards stock appreciation rights (SARs) and options to buy Company Common Stock, both of which have value only to the extent the market price of the Company's Common Stock increases after the date of an award. The Company also has awarded restricted stock, which increases or decreases in value to the same extent as the Company's Common Stock.

     Linking the executive officers' compensation to the short-term interests of the stockholders is done by making a significant part of each executive officer's potential compensation for a fiscal year depend upon the achievement of specific goals during that fiscal year, especially earnings per share. The Annual At Risk Compensation Incentive Program is described in more detail below.

     In addition to being fair to stockholders, linking the executive officers' compensation to the success of the Company also serves to attract, retain and motivate those officers, especially while the Company continues to be successful. The retention of officers is also accomplished by utilizing forms of compensation which either increase in value, or only have value, if the executive officer remains with the Company for specified periods of time. For example, all options and SARs awarded to date remain exercisable for ten years if the executive officer remains with the Company. All restricted stock awards do not completely vest in the executive officer unless he remains with the Company for a specified number of years after the award. The Executive Retirement Plan pays no benefits if the executive officer leaves the Company before age 55 and has substantial reductions for retirement before age 65, and an executive officer forfeits a portion of the interest payable under the Deferred Compensation Plan if he leaves the Company before age 55.

     Specific components of executive officers' compensation earned or paid in fiscal 1994 are discussed below.

  Base Salary and Annual At Risk Incentive

     Executive officers' base salaries for calendar 1993, which includes three months of fiscal 1994, were set at the beginning of the year.

     When the Committee set each officer's base salary and annual at risk incentive for calendar 1993, each executive officer's combined base salary and annual incentive payment was at or below the median for that executive officer's peer group, although the Company's performance, and, therefore, presumably the officer's, was substantially above median.

     The base salary plus annual incentive for Mr. Kennedy for calendar 1992 was 93% of his peer group's median.

     The base salary plus annual incentive for each of Messrs. Ackerman and Hare for calendar 1992 was 99% of their peer group's median.

     The base salary plus annual incentive for Mr. Hill for calendar 1992 was 90% of his peer group's median.

     Executive officers' base salaries for calendar 1994, which includes the other nine months of fiscal 1994, were set in December 1993.

     As of August 1, 1993, Mr. Kennedy's base salary plus annual incentive target was less than 2% above the average for CEO positions of comparable size in general industry and 10% above the average for CEO positions of comparable size in utilities nationwide.

     As of August 1, 1993, Mr. Ackerman's base salary plus annual incentive target was 16% below the average for positions of comparable size in general industry and 26% below the average for gas companies nationwide.

     As of August 1, 1993, Mr. Hill's base salary plus annual incentive target was 3% below the average for positions of comparable size in general industry and 14% below the average for gas companies nationwide.

     As of August 1, 1993, Mr. Hare's base salary plus annual incentive target was 13% below the average for positions of comparable size in general industry and 23% below the average for gas companies nationwide.

     The Committee set 1994 base salaries and Annual At Risk Compensation Incentive Program goals for fiscal 1994, which together are intended to provide total direct cash compensation beginning at the median for median performance and progressing upward from there so that, for example, 75th percentile-level performance would generate 75th percentile compensation.

     Mr. Kennedy was given the opportunity to earn an annual at risk incentive equal to 22% of his base salary for achieving target goals, and up to 44% of his base salary for substantially exceeding those goals. At the median of Mr. Kennedy's peer group, the annual incentive was projected to be 45% of base salary for 1994. At the 75th percentile, the annual incentive was projected to be 59%.

     Messrs. Ackerman and Hare each were given the opportunity to earn an annual at risk incentive equal to 10% of his base salary for achieving target goals, and up to 20% of his base salary for substantially exceeding those goals. At the median of Messrs. Ackerman and Hare's peer group, the annual incentive was projected to be 44% of base salary for 1994. At the 75th percentile, the annual incentive was projected to be 52%.

     Mr. Hill was given the opportunity to earn an annual at risk incentive equal to 15% of his base salary for achieving target goals, and up to 30% of his base salary for substantially exceeding those goals. At the median of Mr. Hill's peer group, the annual incentive was projected to be 44% of base salary for 1994. At the 75th percentile, the annual incentive was projected to be 56%.

     For 1994, the Committee developed and adopted specific Annual At Risk Compensation Incentive Program target goals for each executive officer. Beginning with fiscal 1994, these goals were based on the rolling average of the fiscal year for which the annual incentive is earned and the preceding fiscal year, so the awards for fiscal 1994 are reflected as long-term compensation in the Summary Compensation Table on page 15 and the Long-Term Incentive Plan Table on page 18. Goals for fiscal 1994 were:

     Mr. Kennedy, as Chief Executive Officer: a specified level of Company earnings per share (weighted as 75% of the formula) and customer service/other goals (weighted as 25% of the formula). Company earnings per share must reach 107% of the target to trigger the maximum annual incentive award to Mr. Kennedy or any other executive officer. In addition, Mr. Kennedy's summary rating for customer service/other would have to be "Substantially Exceeds Expectations" to trigger the maximum award.

     Mr. Ackerman, as President of the non-regulated subsidiaries and chief financial officer: a specified level of Company earnings per share (weighted as 45% of the formula), a specified level of net income for his subsidiaries (weighted as 30% of the formula), and customer service/other goals (weighted as 25% of the formula). Mr. Ackerman's subsidiaries would have to achieve 150% of the targeted net income, and his summary rating for customer service/other would have to be "Substantially Exceeds Expectations," to trigger the maximum award.

     Mr. Hare, as President of the regulated interstate pipeline and storage business: a specified level of Company earnings per share (weighted as 20% of the formula), a specified level of net income for his subsidiary (weighted as 40% of the formula), and customer service/other goals (weighted as 40% of the formula). Mr. Hare's subsidiary would have to achieve 115% of targeted net income, and his summary rating for customer service/other would have to be "Substantially Exceeds Expectations," to trigger the maximum award.

     Mr. Hill, as President of the regulated utility business: a specified level of Company earnings per share (weighted as 10% of the formula), a specified level of net income for his subsidiary (weighted as 30% of the formula), and customer service/other goals (weighted as 60% of the formula to reflect the importance of utility ratepayer satisfaction). Mr. Hill's subsidiary would have to achieve 115% of the targeted net income, and his summary rating for customer service/other would have to be "Substantially Exceeds Expectations," to trigger the maximum award.

     The Summary Compensation Table on page 15 shows each executive officer's Annual At Risk Compensation Incentive earned for fiscal 1994, based on the Committee's evaluations finalized after the close of the fiscal year. For performance during fiscal years 1993 and 1994, Mr. Kennedy earned an incentive equal to 40% of his fiscal 1994 base salary, Mr. Ackerman earned an incentive equal to 19% of his fiscal 1994 base salary, Mr. Hare earned an incentive equal to 17% of his fiscal 1994 base salary, and Mr. Hill earned an incentive equal to 21% of his fiscal 1994 base salary.

  Stock Options, SARs and Restricted Stock

     Stock options, SARs and restricted stock represent the long-term incentive and retention component of the executive compensation package. The Committee's goal is to keep each executive officer's total base salary, annual incentive and long-term incentive at approximately that percentile of the executive officer's peer group's compensation which corresponds to the percentile of the Company's performance versus its peer group. At the time the Committee made option and restricted stock awards in fiscal 1994, the most current available peer group data was for calendar 1992.

     For calendar year 1992, each executive officer's combined base salary, annual incentive and long-term incentive was at or below the median for that executive officer's peer group.

     In deciding to award options, SARs or restricted stock, the Committee takes into account both subjective (non-quantifiable) factors and quantifiable factors, such as the executive officer's performance of his assigned goals under the Annual At Risk Compensation Incentive Program. Options, SARs and restricted stock are each long-term incentives designed to create an identity of interest between executives and stockholders and to orient executives to the long-term interests of the Company. For several years, each executive officer has received regular awards under these programs according to policies designed to provide long-term opportunities which are in a consistent range as a percentage of cash compensation (base salary plus At Risk Awards) considering stock price, dividend yield and market-to-book ratio. For restricted stock awards, this target range is 20% to 25% annually. The value of stock options is much less predictable and their quantification much more subjective, but the goal is to create consistent new long-term opportunities each year.

     During fiscal 1994, the Committee awarded to each executive officer options to buy stock in the future at the market price on the award date, plus an equal number of SARs with the same exercise price. None of the options or SARs awarded can be exercised for one year after the award date, and all of them expire no later than 10 years after the award date. The Option/SAR Grants in Fiscal 1994 table on page 17 shows the terms of each award.

     There will be seven years between the date of the fiscal 1994 award of restricted stock to executive officers (December 28, 1993) and the date the last shares of that restricted stock would vest (January 2, 2001). Unvested restricted stock would be forfeited if Mr. Kennedy retired from the Board, or if Mr. Ackerman or Mr. Hare retired from the Company, before January 2, 2001. In addition, none of that stock may be sold or transferred until the earliest of six years after the shares vest, the recipient's death or the recipient's attainment of age 65.

     Mr. Kennedy's fiscal 1994 award of 59,242 shares, if valued at the closing stock price as of the end of fiscal 1994, would have a total value of $1,769,855, or an average of $252,836 for each of those seven years. This would amount to 26% of Mr. Kennedy's cash compensation for fiscal 1994. Mr. Ackerman's fiscal 1994 award of 27,300 shares of restricted stock, valued at fiscal 1994 year-end, would have a total value of $815,588, or an average of $116,513 for each of those seven years. This would amount to 28% of Mr. Ackerman's cash compensation for fiscal 1994. Mr. Hare's fiscal 1994 award of 26,592 shares of restricted stock, valued at fiscal 1994 year-end, would have a total value of $805,191, or an average of $115,027 for each of those seven years. This would amount to 28% of Mr. Hare's cash compensation for fiscal 1994. Based on the book value of the stock at fiscal 1994 year-end, the corresponding percentages were 18%, 20% and 19%, respectively. The fiscal 1994 awards of restricted stock to executive officers were the first such awards since 1989, and were intended to bring the annual amount of such awards over time close to the target range of 20% to 25% of total cash compensation.

  Benefits Based on Retirement or Death, or Under Plans

     Benefits payable under the Retirement Plan, the Executive Retirement Plan, the split-dollar whole-life insurance program (or equivalent death benefit for Mr. Hill) and the Deferred Compensation Plan are based on retirement or death. Estimated benefits payable under the Retirement Plan are shown in the pension plan table on page 21. Company payments under the insurance programs are shown as part of "All Other Compensation" on the Summary Compensation Table on page
15. The Committee, during fiscal 1994, authorized the continuance of the Deferred Compensation Plan into another cycle on terms similar to prior cycles.

     Other benefits available under established plans which apply to all supervisory employees include the Company's contributions of Common Stock to the Tax-Deferred Savings Plan (a 401(k) plan) to match a portion of the executive's contributions, and the Company's payments related to the Employee Stock Ownership Plan for Supervisory Employees, and the Deferred Compensation Plan. The Company reduced the interest that could be earned on amounts deferred after December 31, 1993, under the Deferred Compensation Plan. Neither the Company nor the Committee made any other changes in any of these plans, nor any material changes in any of the "miscellaneous minor perquisites and personal benefits" discussed in footnote (2) of the Summary Compensation Table.

  Compensation of Chief Executive Officer

     The bases for Mr. Kennedy's fiscal 1994 base salary and annual at risk incentive, including the Committee's goals and methodology, are discussed earlier in this report under the heading Base Salary and Annual At Risk Incentive. The bases for Mr. Kennedy's fiscal 1994 long-term incentive awards are discussed earlier in this report under the heading Stock Options, SARs and Restricted Stock.

     In addition to the peer group comparisons and goal setting discussed earlier in this report, the Committee, in determining Mr. Kennedy's 1994 compensation, also considered the following three additional measures of performance through 1993:

          1. The ratio of the Chief Executive Officer's total direct compensation (base salary plus annual and long-term incentives) to total return to the Company's stockholders (dividends plus stock price increase), both for calendar 1993 and for the five years ended with calendar 1993, as compared with the same ratio for the peer group companies. For calendar 1993, the ratio of the Chief Executive Officer's total direct compensation to the Company's total return to stockholders was .29%, which placed the Company three places (.12 percentage points) ahead of the median of .41%. For calendar 1989-93, the ratio of the Chief Executive Officer's total direct compensation to total return to stockholders was .69%, which placed the Company one place (.03 percentage points) ahead of the median of .72%.

          2. The Company's growth in earnings per share from 1992 to 1993 and the Company's average annual growth in earnings per share from 1989 through 1993, both as compared with its peer group. From 1992 to 1993, the Company's earnings per share grew by 10.8%, placing the Company two places (6.5 percentage points) below the median of 17.3%. From 1989 through 1993, the Company's earnings per share grew an average of 6.1% per year, placing the Company one place (1.3 percentage points) below the median of 7.4%.

          3. The Company's return on equity for calendar 1993 and the Company's average return on equity for the five years ended December 31, 1993, both as compared with its peer group. For calendar 1993, the Company's return on equity was 11.0%, placing the Company one place (0.2 percentage points) below the median 11.2% and 1.1 percentage point above the average. For calendar 1989-93, the Company's average return on equity was 10.1%, placing the Company two places (0.3 percentage points) above the median of 9.8% and
     1.0 percentage points above the average.

     If the results of these three additional measurements of performance had been inconsistent with the peer group comparisons described earlier in the report, Mr. Kennedy's total compensation for fiscal 1994 would have been lower. However, the Committee's examination of these three additional factors indicated that, by these measures, the Company's performance in 1993 was better than the average performance of the peer group in 1993.

     In other words, not only was 1993 a year of record earnings for the Company, it was also an excellent year compared with 1992 and compared with its peer group.

  Policy With Respect to Qualifying Compensation Paid to Executive Officers For Deductibility Under Section 162(m) of the Internal Revenue Code

     The Committee intends that, whenever reasonably possible, compensation paid to its managers, including its executive officers, should be deductible for federal income tax purposes. Toward that end, the Company is submitting its Annual At Risk Compensation Incentive Program to a vote of the stockholders for approval, so that compensation paid under that program will qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code.

                                           COMPENSATION COMMITTEE

                                           Leonard Rochwarger, Chairman
                                           Luiz F. Kahl
                                           Eugene T. Mann

EXECUTIVE COMPENSATION SUMMARY TABLE

     The following table sets forth information with respect to compensation paid by the Company and its subsidiaries for services rendered during the last three fiscal years to each of the Chief Executive Officer and the other three executive officers for the fiscal year ended September 30, 1994 (the "named executive officers").

                           SUMMARY COMPENSATION TABLE

                                        ANNUAL COMPENSATION                LONG-TERM COMPENSATION
                                 --------------------------------    ----------------------------------
                                                                             AWARDS           PAYOUTS
                                                                     ----------------------  ----------
                                                                                 SECURITIES              ALL OTHER
                                                       OTHER ANNUAL  RESTRICTED  UNDERLYING               COMPEN-
    NAME AND PRINCIPAL     FISCAL    BASE                COMPEN-       STOCK      OPTIONS/      LTIP      SATION
         POSITION           YEAR    SALARY   BONUS (1)  SATION (2)   AWARDS (3)   SARS (#)   PAYOUTS(1)     (4)
- -------------------------- ------  --------- --------- ------------  ----------  ----------  ----------  ---------
Bernard J. Kennedy........ 1994    $ 688,150 $       0      $0       $2,036,444     90,000    $276,000   $ 173,903
Chairman of the Board of   1993      597,399   240,000       0                0    150,000           0     182,626
Directors, Chief Executive 1992      520,063         0       0                0     50,000           0     157,161
Officer and President
Philip C. Ackerman........ 1994      348,050         0       0          938,438     55,000      65,000      72,532
Senior Vice President of   1993      329,425    60,000       0                0     95,000           0      82,209
the Company and President  1992      296,712         0       0                0     35,000           0      72,894
  of certain subsidiaries
Richard Hare.............. 1994      348,050         0       0          926,475     55,000      60,000      70,577
President of National Fuel 1993      329,425    55,000       0                0     95,000           0      70,937
Gas Supply Corporation     1992      296,712         0       0                0     35,000           0      68,252
William J. Hill........... 1994      383,312         0       0                0     65,000      80,000      42,689
President of National Fuel 1993      347,110    70,000       0                0    100,000           0      52,564
Gas Distribution           1992      301,712         0       0                0     35,000           0      38,597
Corporation

- ---------------
(1) In fiscal years 1993 and 1994, the executive officers earned payments under the Annual At Risk Compensation Incentive Program, which payments were made in December 1993 and December 1994, respectively. In fiscal 1992, no comparable program was in effect. Because the award for fiscal 1993 was based solely on performance in fiscal 1993 (the first year of that program), it must be shown in the Bonus column under Annual Compensation. In fiscal 1994, awards under that program were based on performance in both that fiscal year and the preceding fiscal year, so the award is shown in the LTIP Payouts column under Long-Term Compensation.

(2) Excludes perquisites or personal benefits because, for each executive officer, the cost to the Company of all such items was less than $50,000 and less than 10% of that executive's base salary and bonus, if any, for each fiscal year listed.

(3) As required by SEC regulations, the dollar value of the restricted stock shown in the table has been calculated as of the date of the award ($34.375 per share), even though the executive officers could not realize that value on that date. At September 30, 1994 (based on the closing market stock price of $29.875), the number and market value of all unvested shares of restricted stock held by each of the named executive officers were as follows: for Mr. Kennedy, 59,242 $1,769,855; for Mr. Ackerman, 27,300, $815,588; and for Mr. Hare, 26,952, $805,191. Dividends are paid on all shares of restricted stock. On January 2, 1996, some restrictions on one-sixth of the shares of restricted stock held by each individual will lapse, as follows: Mr. Kennedy, 9,874 shares; Mr. Ackerman, 4,550 shares; and Mr. Hare, 4,492 shares. Some restrictions on the remaining shares of restricted stock lapse in equal amounts on each of the following dates: January 2, 1997, January 2, 1998, January 2, 1999, January 2, 2000 and January 2, 2001.
    The only restriction which would not lapse as described above is the requirement that restricted stock may not be transferred until the earliest of (a) six years from the date the other restrictions lapse; (b) the recipient's attainment of age 65; or (c) the recipient's death.

(4) In fiscal 1994, the Company paid, contributed or accrued for Messrs. Kennedy, Ackerman, Hare and Hill $7,179, $7,179, $6,581 and $7,179, respectively, under the Tax-Deferred Savings Plan; $45,750, $17,410, $17,603 and $19,729, respectively, under a provision of the Deferred Compensation Plan which pays all participants a sum intended to replace amounts which they cannot receive as Company-matching contributions under the Tax-Deferred Savings Plan as a result of tax law limits; $6,329, $4,371, $4,474 and $4,348, respectively, under a program that passes through to employees the Company's tax savings associated with payment of dividends on Employee Stock Ownership Plan shares; $19,378, $7,711, $6,784 and $8,297, respectively as above-market interest under the Deferred Compensation Plan (which amount, in the case of Mr. Ackerman, could be forfeited); and $95,267, $35,861, $35,135 and $3,136, respectively, as the dollar value of split-dollar or other life insurance benefits paid for by the Company.

STOCK OPTION GRANT TABLE

     The following table sets forth information with respect to options to purchase shares of Common Stock and stock appreciation rights (SARs) awarded during fiscal 1994 to the named executive officers pursuant to plans approved by the Company's stockholders.

                      OPTION/SAR GRANTS IN FISCAL 1994 (1)

                                                   INDIVIDUAL GRANTS
                          -------------------------------------------------------------------
                                           % OF TOTAL
                            NUMBER OF     OPTIONS/SARS
                            SECURITIES     GRANTED TO     EXERCISE
                            UNDERLYING     EMPLOYEES      OR BASE                 GRANT DATE
                           OPTIONS/SARS    IN FISCAL     PRICE PER    EXPIRATION    PRESENT
          NAME              GRANTED(#)        YEAR      SHARE($/SH)      DATE     VALUE($)(2)
- ------------------------  --------------  ------------  ------------  ----------  -----------
Bernard J. Kennedy......  45,000 options      11.1%       $ 31.625     June 2004   $ 288,900
                          45,000 SARs         11.1%         31.625     June 2004     288,900

Philip C. Ackerman......  27,500 options       6.8%         31.625     June 2004     176,550
                          27,500 SARs          6.8%         31.625     June 2004     176,550

Richard Hare............  27,500 options       6.8%         31.625     June 2004     176,550
                          27,500 SARs          6.8%         31.625     June 2004     176,550

William J. Hill.........  32,500 options       8.0%         31.625     June 2004     208,650
                          32,500 SARs          8.0%         31.625     June 2004     208,650

- ---------------
(1) The options and SARs shown on this table were granted under the 1993 Award and Option Plan and can be exercised at any time during the nine years preceding the expiration date if the holder remains with the Company. These options and SARs terminate upon termination of employment, except that upon termination of employment for any reason other than discharge for cause or voluntary resignation prior to age 60, such options and SARs may be exercised within five years after termination of employment. Payment of the exercise price may be in cash or by tendering shares of Company Common Stock.

(2) This column shows the hypothetical value of these options and SARs according to a binomial option pricing model which is a modification of the Black-Scholes option pricing model, and which assumes a quarterly dividend yield of 1.249%, an annual expected return of 18.2406%, an annual standard deviation (volatility) of 21.17%, and a risk-free rate of 6.97%. Whether the assumptions used will prove accurate cannot be known at the date of grant. The model produces a value based on freely tradeable securities, which the options and SARs are not. Because these options and SARs are not transferable, the "Grant Date Present Value" shown cannot presently be realized by the holder. The holder can derive a benefit only to the extent the market value of Company Common Stock is higher than the exercise price at the date of actual exercise, which was not the case as of September 30, 1994.

STOCK OPTION EXERCISES AND FISCAL YEAR-END VALUE TABLE

     The following table sets forth as to each named executive officer information with respect to stock option and SAR exercises during fiscal 1994 and the number and value of unexercised options and SARs at September 30, 1994.

                 AGGREGATED OPTION/SAR EXERCISES IN FISCAL 1994
                  AND OPTION/SAR VALUES ON SEPTEMBER 30, 1994

                                                        NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                         NUMBER OF                     UNDERLYING UNEXERCISED             IN-THE-MONEY
                         SECURITIES                        OPTIONS/SARS AT               OPTIONS/SARS AT
                         UNDERLYING                           FY-END(#)                   FY-END($)(2)
                        OPTIONS/SARS      VALUE      ---------------------------   ---------------------------
         NAME           EXERCISED(#)   REALIZED(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
- ----------------------  ------------   -----------   -----------   -------------   -----------   -------------
Bernard J. Kennedy....     11,000       $ 129,938      288,200         90,000      $ 1,340,213        $ 0
Philip C. Ackerman....          0               0      184,500         55,000          860,938          0
Richard Hare..........     11,850         120,722      144,150         55,000          860,938          0
William J. Hill.......          0               0      189,500         65,000          506,722          0

- ---------------
(1) Market value of stock at exercise less exercise price or base price.

(2) Market value of stock at fiscal year-end less exercise price or base price.

LONG-TERM INCENTIVE PLAN AWARD TABLE

     The following table sets forth information with respect to long-term incentive plan awards made during fiscal 1994 to the named executives pursuant to the Annual At Risk Compensation Incentive Program.

               LONG-TERM INCENTIVE PLAN -- AWARDS IN FISCAL 1994

                                                                 ESTIMATED FUTURE PAYOUTS UNDER
                                          PERFORMANCE            NON-STOCK PRICE-BASED PLANS(1)
                                         PERIOD UNTIL          -----------------------------------
               NAME                       MATURATION           THRESHOLD      TARGET      MAXIMUM
- -----------------------------------  ---------------------     ---------     --------     --------
Bernard J. Kennedy.................  2 years ended 9/30/94        $ 0        $151,393     $302,786
Philip C. Ackerman.................  2 years ended 9/30/94          0          34,805       69,610
Richard Hare.......................  2 years ended 9/30/94          0          34,805       69,610
William J. Hill....................  2 years ended 9/30/94          0          57,496      114,994

- ---------------

(1) This table describes the sole At Risk Award which was made to each executive officer in fiscal 1994 based on the rolling two-year average of performance in fiscal 1993 and fiscal 1994. The actual amounts awarded and paid under the fiscal 1994 At Risk Awards are shown in the Summary Compensation Table on page 15 in the LTIP Payouts column.

CORPORATE PERFORMANCE GRAPH

     The following graph compares the yearly cumulative stockholder return on the Company's Common Stock against the cumulative total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and the Standard & Poor's Utilities Index ("S&P Utilities") for a period of five years commencing September 30, 1989, and ended September 30, 1994.

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS*

                           FISCAL YEARS 1990 -- 1994

      MEASUREMENT PERIOD                                          S&P UTILI-
    (FISCAL YEAR COVERED)        NATIONAL FUEL   S&P 500 INDEX       TIES
1989                                       100             100             100
1990                                       101              91              99
1991                                       110             119             114
1992                                       125             132             130
1993                                       182             149             159
1994                                       157             154             137

* Assumes $100 invested on September 30, 1989, and reinvestment of dividends.

EMPLOYMENT AND SEVERANCE AGREEMENTS

     Mr. Kennedy entered into an employment agreement with the Company on September 17, 1981, which was most recently extended as of September 20, 1991. The agreement is effective until September 1, 1996, subject to earlier termination in the event of his death or disability. The agreement preserves, as a minimum level of compensation, monthly salary levels as are in effect from time to time. The monthly salary level as of September 30, 1994, for Mr. Kennedy was $59,429.

     Messrs. Ackerman, Hare and Hill entered into agreements with the Company dated May 1, 1992, that are to become effective in the event of a defined change of control of the Company. They preserve as a minimum, for the three years following such change of control, the annual salary levels and employee benefits as are then in effect for these executives and provide that, in the event of certain terminations of employment, these executives shall receive severance payments up to 2.99 times their respective annual base salaries prior to termination, plus continuation of certain employee benefits for three years or receipt of the value of such benefits, minus amounts earned through other employment over such three-year period. Annual base salary levels as of September 30, 1994, for Messrs. Ackerman, Hare and Hill were $352,450, $352,450 and $392,700, respectively.

RETIREMENT BENEFITS

     The Company's Retirement Plan is a noncontributory, defined-benefit pension plan covering substantially all employees of the Company and its subsidiaries. In general, the Retirement Plan provides a lifetime annuity at age 65 to a retired employee in an annual amount equal to 1 1/4% of "final average salary" up to $7,800 plus 1 1/2% of "final average salary" in excess of $7,800, multiplied by years of service rendered after becoming covered by the Retirement Plan, to a maximum of 40 years. "Final average salary" for purposes of the Retirement Plan basically is the average of an employee's annual base salary for the 60 highest consecutive months out of the last 120 months of employment.

     Normal retirement is at age 65. Early retirement with unreduced benefits is available to all employees at age 60. Early retirement with reduced benefits is available at age 55 to all employees that have at least ten years of vesting service. Generally, retirement benefits under the Retirement Plan are not subject to reduction for Social Security benefits or other offset amounts.

     The Company's Executive Retirement Plan is a noncontributory, defined-benefit pension plan that covers all executive officers and most other officers of the Company and its subsidiaries. The Executive Retirement Plan provides retirement benefits to eligible officers in the same form as, and in addition to, basic retirement benefits provided them under the Retirement Plan. It restores benefit reductions, if any, under the Retirement Plan caused by participation in the Deferred Compensation Plan and provides retirement benefits to such officers without regard to the Internal Revenue Code dollar ceilings and other limits that reduce many officers' Retirement Plan benefits. In general, the Executive Retirement Plan would provide supplemental benefits in the form of a monthly 50% joint and survivor life annuity payment (i.e., a lifetime annuity) beginning at age 65 to a retiring eligible officer and surviving spouse. (The retiree may instead elect other forms of annuity, such as a single life annuity, but the Company estimates that the executive officers will elect the 50% joint and survivor annuity.) Such officer's annual annuity payment is equal to 87.3% of the sum of (a) 1.97% times the first 30 years of service plus (b) 1.32% times the next ten years of service, multiplied by (c) "final average salary," as defined below, and offset by Retirement Plan benefits and a portion of Social Security benefits to be received. A surviving spouse of a retiree would receive 50% of the above-described annual annuity payment. Reduced benefits are available for eligible officers who retire prior to age 65 and as early as age 55, provided they have at least five years of service. The Executive Retirement Plan also has a lump sum payout provision. The only eligible person who retired in fiscal 1994 elected not to take his benefit in a lump sum.

     "Final average salary" for purposes of the Executive Retirement Plan basically is the average of an employee's annualized cash compensation for the five consecutive July 1sts during the ten years prior to retirement which produce the highest average. Under the Executive Retirement Plan, "annual cash compensation" consists of base salary at July 1 plus cash payments, if any, earned under the Annual At Risk Compensation Incentive Program during the 12 months ending on that July 1.

     The following table shows annual 50% joint and survivor life annuity benefits payable under the Retirement Plan and Executive Retirement Plan together to eligible officers retiring currently at the normal retirement age of
65. Forms of benefit payment other than the 50% joint and survivor life annuity, or retirement prior to age 65, would result in different annual benefits to eligible officers.

                       ESTIMATED ANNUAL RETIREMENT BENEFITS
  FIVE-YEAR          FOR YEARS OF BENEFIT SERVICE CREDITED(1)
FINAL AVERAGE     -----------------------------------------------
SALARY(2)(3)         25           30           35           40
- -------------     --------     --------     --------     --------
 $   300,000      $125,061     $150,073     $166,573     $183,073
     600,000       254,046      304,856      338,641      372,427
     900,000       383,032      459,638      510,710      561,781
   1,200,000       512,018      614,421      682,778      751,134

- ---------------
(1) The service credited for retirement benefit purposes to the officers named in the Summary Compensation Table, as of September 30, 1994, is as follows:
    Mr. Kennedy, 36 years, 1 month; Mr. Ackerman, 26 years, 2 months; Mr. Hare, 19 years; and Mr. Hill, 40 years.

(2) The fiscal 1994 compensation covered for retirement benefit purpose is as follows: Mr. Kennedy, $928,150; Mr. Ackerman, $408,050; Mr. Hare, $403,050;
    and Mr. Hill, $453,312.

(3) Benefits described in this table reflect the partial offset for Social Security benefits described above.

                   2.  APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     At the 1995 Annual Meeting, stockholders will be asked to appoint Price Waterhouse LLP as independent accountants for the Company's fiscal year ending September 30, 1995 ("fiscal 1995"). If appointed, Price Waterhouse LLP will examine the financial statements of the Company and its subsidiaries and report upon the annual consolidated financial statements for fiscal 1995.

     Representatives of that firm have regularly attended the Company's annual meetings and are expected to attend this year. These representatives shall have the opportunity to make a statement, if they desire, and are expected to be available to respond to questions.

     The affirmative vote of a majority of the votes cast with respect to the appointment of independent accountants by the holders of shares of Common Stock entitled to vote is required for the appointment of Price Waterhouse LLP as independent accountants. If the necessary votes are not received, or if Price Waterhouse LLP declines to accept or otherwise becomes incapable of accepting or exercising the appointment, or its services are otherwise discontinued, the Board of Directors will appoint other independent accountants. Unless they are otherwise directed by the stockholders, the Proxies intend to vote for the appointment of Price Waterhouse LLP as independent accountants.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS APPOINTMENT.

                3.  APPROVAL OF THE ANNUAL AT RISK COMPENSATION
                               INCENTIVE PROGRAM

     On December 10, 1992, the Board of Directors adopted the National Fuel Gas Company 1993 Award and Option Plan ("1993 Plan"), which received stockholder approval at the 1993 Annual Meeting. The purpose of the 1993 Plan is to provide incentives to key employees of the Company whose contributions are important to the continued success of the Company and to enhance the Company's ability to attract and retain highly qualified persons for the successful conduct of its businesses. In fiscal 1993, the Compensation Committee exercised authority granted to it under the 1993 Plan by adopting the Annual At Risk Compensation Incentive Program ("AARCIP").

     As discussed in the Report of the Compensation Committee included in the Company's 1994 Proxy Statement, the AARCIP was created because each executive officer's combined base salary and annual incentive payment (previously made under a now-discontinued incentive compensation plan) was at or below the median for that executive officer's peer group, although the Company's performance, and, therefore, presumably that of the officer's, was substantially above the median. Under the AARCIP, Awards are payable based on the extent of attainment over a Performance Period of Performance Goals, all as specified and judged by the Committee in its discretion ("At Risk Awards"). Under the 1993 Plan, Performance Goals specified in an At Risk Award may be revised by the Committee during the relevant Performance Period to take into account unforeseen events or changed circumstances.

     Subsequent to the Committee's adoption of the AARCIP, the Internal Revenue Code was amended to add Section 162(m), which limits the amount of individual compensation that may be deducted by an employer for tax purposes in any one fiscal year to $1 million. Section 162(m) creates an exception to the $1 million limitation for compensation which constitutes "performance-based compensation," paid as a result of the attainment of pre-established, objective performance criteria. Among other conditions, in order to be "performance-based compensation," the material terms of the arrangement must be approved by the employer's stockholders. Consequently, future At Risk Awards paid under the AARCIP may not be deductible by the Company unless the AARCIP is approved by stockholders.

     Therefore, in order to ensure that future At Risk Awards would constitute "performance-based compensation," and thus be fully deductible to the Company on its federal income tax returns, stockholder approval of the AARCIP is being sought at this time. The Board of Directors of the Company has determined that approval of the AARCIP by the stockholders is in the best interests of the Company and the stockholders. The affirmative vote of a majority of the shares of Common Stock present and voting at the meeting is required for approval of the AARCIP. If stockholder approval is not obtained, future At Risk Awards under the AARCIP will not be made.

     The following is a summary of the AARCIP and the Administrative Rules implementing the AARCIP ("Rules"). A copy of the Rules accompanies this Proxy Statement as Exhibit I. The following summary is qualified in its entirety by reference to Exhibit I.

  At Risk Awards

     Under the AARCIP, At Risk Awards granted by the Committee under the 1993 Plan entitle each recipient to a cash payment based upon the extent to which specified Performance Goals have been attained for a specified Performance Period. No Eligible Employee may receive more than one At Risk Award in any fiscal year. An At Risk Award may be granted singly, in combination or in the alternative with other Awards granted under the 1993 Plan or awards under other Company benefit plans.

  Administration

     The AARCIP provides for administration by the Compensation Committee of the Board, or such other committee designated by the Board ("Committee"). The Committee must consist of at least two members, each of whom is an "outside director" as defined by Section 162(m) of the Internal Revenue Code and the rules, regulations and interpretations promulgated thereunder as amended from time to time ("Code").

     With respect to At Risk Awards, the Committee has full authority to: interpret the 1993 Plan and Section 162(m) of the Code to the extent not addressed by regulation, proposed regulation or publicly available interpretation of the Internal Revenue Service; determine and select Eligible Employees to receive At Risk Awards; determine the terms and conditions of an At Risk Award, including the time of making the At Risk Award, the Performance Period, Performance Goals, and levels of At Risk Awards to be earned in relation to levels of achievement of the Performance Goals; determine whether At Risk Awards are to be granted singly, in combination or in the alternative with other Awards under the 1993 Plan or awards under other Company benefit plans; grant waivers of 1993

Plan terms and conditions, provided that such waivers are not inconsistent with
Section 162(m) of the Code; and accelerate the vesting, exercise or payment of any At Risk Award or the Performance Period of an At Risk Award when such action would not cause compensation paid or payable under such At Risk Award to cease to be deductible by the Company for federal income tax purposes. The Committee will also have the authority to grant At Risk Awards in replacement of Awards previously granted under the 1993 Plan or awards under any other executive compensation or stock option plan of the Company or a Subsidiary.

     Under the AARCIP, all determinations of the Committee will be made by a majority of its members, and its determinations will be final, binding and conclusive. The AARCIP authorizes the Committee, in its discretion, to delegate its authority and duties under the 1993 Plan with respect to At Risk Awards to the Company's Chief Executive Office or to other senior officers of the Company, but only to the extent, if any, permitted by Section 162(m) of the Code.

  Eligibility for Participation

     Eligible Employees are those employees of the Company or its Subsidiaries who are expected to constitute "covered employees" within the meaning of Section 162(m) of the Code, and any other Key Employee to whom an At Risk Award has been granted by the Committee. Presently, there are approximately ten Eligible Employees.

  Effective Date

     Upon approval of the AARCIP by the stockholders of the Company at the 1995 Annual Meeting, the Rules will become effective as of December 7, 1994.

  Objective Performance Goals

     The present Performance Goals of the AARCIP have been established with reference to earnings per share, Subsidiary net income and customer service/other goals, and are specifically established by the Committee for each Eligible Employee who receives an At Risk Award.

     For example, for fiscal 1995, the Committee has granted At Risk Awards pursuant to which Messrs. Kennedy, Ackerman, Hare and Hill each would have the opportunity to earn annual at risk incentive compensation equal to specified percentages of base salary, by achieving specific, objective, target Performance Goals constituting median and maximum performance, as summarized below.

     Mr. Kennedy, as Chief Executive Officer, would receive payment based upon attainment of specified levels of Company earnings per share (weighted as a specified percentage of the overall formula) and specified levels of satisfaction of customer service/other goals (weighted as a specified percentage of the overall formula).

     Mr. Ackerman, as President of the non-regulated Subsidiaries and chief financial officer, would receive payment based upon attainment of specified levels of Company earnings per share (weighted as a specified percentage of the overall formula), specified levels of net income for the Subsidiaries for which he has responsibility (weighted as a specified percentage of the overall formula), and specified levels of satisfaction of customer service/other goals (weighted as a specified percentage of the overall formula).

     Mr. Hare, as President of National Fuel Gas Supply Corporation, would receive payment based upon attainment of specified levels of Company earnings per share (weighted as a specified percentage of the overall formula), specified levels of net income for the Subsidiary for which he has responsibility (weighted as a specified percentage of the overall formula), and specified levels of satisfaction of customer service/other goals (weighted as a specified percentage of the overall formula).

     Mr. Hill, as President of National Fuel Gas Distribution Corporation, would receive payment based upon attainment of specified levels of Company earnings per share (weighted as a specified percentage of the overall formula), specified levels of net income for the Subsidiary for which he has responsibility (weighted as a specified percentage of the overall formula), and specified levels of satisfaction of customer service/other goals (weighted as a specified percentage of the overall formula, to reflect the importance of utility ratepayer customer satisfaction).

     The "customer service/other goals" to be used in evaluating satisfaction of AARCIP Awards in fiscal 1995 for all recipients of At Risk Awards may include, but are not necessarily limited to: reliability, system integrity and synergism, management preparedness, exploration and production profitability, nonregulated acquisitions, hedging, improving efficiency, resolving rates for gathering services, installing additional air emission controls, human resources projects and telecommunication.

     The AARCIP provides that the maximum aggregate value of any At Risk Award to any Eligible Employee in any fiscal year will not exceed 50% of that employee's base salary for that fiscal year. The Summary Compensation Table on page 15 shows each executive officer's fiscal 1994 At Risk Award earned for performance in fiscal 1993 and fiscal 1994 in the "LTIP Payouts" column.

     The Committee may revise the target and maximum Performance Goals and the percentages and weightings, from time to time, provided that it is not intended that such revisions would in the aggregate make future At Risk Awards more valuable or more easily achievable than those described here.

  Grant of At Risk Awards

     The AARCIP provides that At Risk Awards may be made for each of the fiscal years of the Company commencing with fiscal 1995. The At Risk Awards for a fiscal year may be made only within the time allowed under Section 162(m) of the Code.

  Payment of At Risk Awards

     Under the AARCIP, each At Risk Award granted to an Eligible Employee will entitle such Eligible Employee to receive a cash payment based on the extent to which the Performance Goals for a particular Performance Period are attained, as specified by the Committee in the Award Notice and certified in writing by the Committee. Cash payment will be made promptly after such certification.

  Termination of Employment, Retirement, or Death of Participant

     The 1993 Plan provides that if an Eligible Employee's employment with the Company or Subsidiary terminates for a reason other than death, disability, retirement, or any other approved reason, all unearned or unpaid At Risk Awards will be canceled or forfeited, unless otherwise provided in the Award Notice or the Rules.

     The Rules provide that if the Eligible Employee became disabled, retired or was terminated for an approved reason during a Performance Period, his participation would continue to the end of the Performance Period, and he would be paid a percentage of the amount earned proportionate to his period of active service during that Performance Period.

     If the Eligible Employee died during a Performance Period, the designated beneficiary or estate would be paid an amount proportionate to the period of active service during the Performance Period, based upon the maximum Award amount.

  Amendments to At Risk Awards

     The AARCIP provides that the Committee may at any time unilaterally amend any unearned or unpaid At Risk Award, including At Risk Awards earned but not yet paid, to the extent it deems appropriate. However, any such amendment which is adverse to the Eligible Employee requires the Eligible Employee's consent. The Committee has no authority to make any amendment which would cause compensation paid or payable under the At Risk Award to cease to be deductible by the Company for federal income tax purposes.

  Amendments to Rules

     Subject to the stockholder approval requirements of Section 162(m), the Committee may, from time to time, amend the Rules in any manner.

  Change in Control and Change in Ownership

     The 1993 Plan defines a "Change in Control" as occurring when (i) a "person" becomes the beneficial owner of 20% or more of voting control of the Company, (ii) the stockholders approve either a merger that substantially changes the stockholders' proportionate ownership of the surviving company or a transfer of substantially all of the Company's assets, or (iii) members of the "incumbent board" (including directors approved by at least 3/4 of the incumbent board) cease to constitute a majority of the Board. The 1993 Plan also defines a "Change in Ownership" as a change which results directly or indirectly in the Company's Common Stock ceasing to be actively traded on a national securities exchange or the National Association of Securities Dealers Automated Quotation System.

     If an Eligible Employee holding an At Risk Award is eligible for treatment under the Change in Control and Change in Ownership provisions of the 1993 Plan, the Rules determine the manner in which such At Risk Award will be paid to him. For purposes of making such payment, each "current Performance Period," which is a Performance Period which has commenced but has not yet ended, will be treated as terminating upon the Acceleration Date, and for each such "current Performance Period" and each "completed Performance Period," which is a Performance Period which has ended but for which the

Committee has not, on the Acceleration Date, made a determination as to whether and to what degree the Performance Goals for such period have been attained, it will be assumed that the Performance Goals have been attained at a level of 100% of each target or the equivalent thereof. If the Eligible Employee is participating in one or more "current Performance Periods," he will be considered to have earned and, therefore, to be entitled to receive, a prorated portion of the At Risk Awards previously granted to him for each such Performance Period. Such prorated portion will be determined by multiplying 100% of the At Risk Award to the Eligible Employee by a fraction, the numerator of which is the total number of whole and partial years, with each partial year being treated as a whole year, that have elapsed since the beginning of the Performance Period, and the denominator of which is the total number of years in such Performance Period. An Eligible Employee in one or more "completed Performance Periods" will be considered to have earned and, therefore, to be entitled to receive, 100% of the At Risk Awards previously granted to him during each Performance Period.

  Savings Provision

     The Rules are intended to comply with all the applicable conditions of
Section 162(m) of the Code, so that compensation paid or payable as an At Risk Award will constitute qualified "performance-based compensation." To the extent any provision of the Rules or any action by the Committee fails to comply, such provision or action will be deemed null and void, to the extent permitted by law.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                        COMPLIANCE WITH SECTION 16(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Directors, officers and greater-than-10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of information furnished to the Company, reports filed through the Company and written representations that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to its directors, officers and greater-than-10% beneficial owners were complied with during fiscal 1994.

                                 OTHER BUSINESS

     The Board of Directors does not know of any business that will be presented for consideration at the meeting except as set forth above. However, if any other business is properly brought before the meeting, or any adjournment thereof, the Proxies will vote in regard thereto according to their discretion.

                         PROPOSALS OF SECURITY HOLDERS

     Proposals that security holders intend to present at the 1996 Annual Meeting of Stockholders must be received at the principal offices of the Company not later than September 8, 1995, in order to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting.

                                     BY ORDER OF THE BOARD OF DIRECTORS

                                                    RICHARD M. DIVALERIO
                                                    Secretary

January 5, 1995

                                   EXHIBIT I

                      ADMINISTRATIVE RULES WITH RESPECT TO
              AT RISK AWARDS UNDER THE 1993 AWARD AND OPTION PLAN

1.  DEFINITIONS

     As used with respect to At Risk Awards, the following terms shall have the following meanings:

     (a) "At Risk Award" means an award granted by the Committee to a Participant under the 1993 Plan, and entitling the Participant to a cash payment based upon the extent to which specified Performance Goals are attained for a specified Performance Period, pursuant to such terms and conditions as the Committee may establish in an Award Notice. No Eligible Employee may receive more than one At Risk Award under the 1993 Plan in any fiscal year. In no event will the maximum value of any At Risk Award to any Eligible Employee in any fiscal year exceed 50% of that employee's base salary for that fiscal year. An At Risk Award may be granted singly, in combination or in the alternative with other Awards granted under the 1993 Plan or other Company benefit plans.

     (b) "Committee" means the Compensation Committee of the Board, or such other committee designated by the Board as authorized to administer the 1993 Plan with respect to At Risk Awards. The Committee shall consist of not less than two members, each of whom shall be "outside directors" as defined by
Section 162(m) of the Code and the rules, regulations and interpretations promulgated thereunder, as amended from time to time.

     (c) "Eligible Employee" means those employees of the Company or its Subsidiaries who are expected to constitute "covered employees" within the meaning of Section 162(m) of the Code for the applicable fiscal year(s), and any other Key Employee to whom an At Risk Award has been granted by the Committee.

     (d) "Performance Period" means the period established by the Committee in the Award Notice, for measurement of the extent to which a Performance Goal has been satisfied.

     (e) "Performance Goal" means the performance objectives of earnings per share, Subsidiary net income and customer service/other goals, established by the Committee for each Eligible Employee who receives an At Risk Award.

     (f) "1993 Plan" means the National Fuel Gas Company 1993 Award and Option Plan as approved by the stockholders at the 1993 Annual Meeting of Stockholders, as amended from time to time.

2.  ADMINISTRATION

     Within the limits of the 1993 Plan, with respect to At Risk Awards the Committee is given full authority to (a) make reasonable, good faith interpretations of the Plan and of Section 162(m) of the Code, to the extent not addressed by regulation, proposed regulation or publicly available interpretation of the Internal Revenue Service; (b) determine who shall be Eligible Employees and select Eligible Employees to receive At Risk Awards; (c) determine all the other terms and conditions of an At Risk Award, including the time or times of making At Risk Awards to Eligible Employees, the Performance Period, Performance Goals, and levels of At Risk Awards to be earned in relation to levels of achievement of the Performance Goals, and such other measures as may be necessary or desirable to achieve the purposes of the 1993 Plan; (d) determine whether At Risk Awards are to be granted singly, in combination or in the alternative with other Awards under the 1993 Plan or awards under other Company benefit plans;
(e) grant waivers of 1993 Plan terms and conditions, provided that any such waiver shall not be inconsistent with Section 162(m) of the Code and the rules, regulations and interpretations promulgated thereunder, as amended from time to time; and (f) accelerate the vesting, exercise or payment of any At Risk Award or the Performance Period of an At Risk Award when any such action would not cause compensation paid or payable under such At Risk Award to cease to be deductible by the Company for federal income tax purposes. The Committee shall also have the authority to grant At Risk Awards in replacement of Awards previously granted under the 1993 Plan or awards under any other executive compensation or stock option plan of the Company or a Subsidiary.

     All determinations of the Committee shall be made by a majority of its members, and its determinations shall be final, binding and conclusive. The Committee, in its discretion, may delegate its authority and duties under the 1993 Plan with respect to At Risk Awards to the Company's Chief Executive Officer or to other senior officers of the Company, but only to the extent, if any, permitted by Section 162(m) of the Code and notwithstanding any other provision of the 1993 Plan or an Award Notice, under such conditions as the Committee may establish.

3.  GRANT OF AT RISK AWARDS

     At Risk Awards may be made for each of the fiscal years of the Company commencing with the 1995 fiscal year; provided, however, that At Risk Awards for a fiscal year may only be made within the time allowed under Section 162(m) of the Code and the rules, regulations and interpretations promulgated thereunder, as amended from time to time, applicable to such fiscal year.

4.  PAYMENT OF AT RISK AWARDS

     Each At Risk Award granted to an Eligible Employee shall entitle such Eligible Employee to receive a cash payment based upon the extent to which such Eligible Employee's Performance Goals for a particular Performance Period are attained, as specified by the Committee in the Award Notice and certified in writing by the Committee that such Eligible Employee's Performance Goals have been attained. Payment of earned At Risk Awards shall be made in cash promptly after such certification.

5.  TERMINATION OF EMPLOYMENT, RETIREMENT, OR DEATH OF PARTICIPANT

     (a) General Rule. Subject to Section 16 of the 1993 Plan, if an Eligible Employee's employment with the Company or a Subsidiary terminates for a reason other than death, disability, retirement, or any approved reason, all unearned or unpaid At Risk Awards shall be canceled or forfeited as the case may be, unless otherwise provided in this Section or in the Eligible Employee's Award Notice.

     (b) In the event of the disability, retirement or termination for an approved reason of an Eligible Employee during a Performance Period, his participation shall be deemed to continue to the end of the Performance Period, and he shall be paid a percentage of the amount earned, if any, according to the terms of the At Risk Award, proportionate to his period of active service during that Performance Period.

     (c) In the event of the death of an Eligible Employee during a Performance Period, the Eligible Employee's designated beneficiary (or if none, then the Eligible Employee's estate) shall be paid an amount proportionate to the period of active service during the Performance Period, based upon the maximum amount which could have been earned under the At Risk Award.

6.  AMENDMENTS TO AT RISK AWARDS

     The Committee may, at any time, unilaterally amend any unearned or unpaid At Risk Award, including At Risk Awards earned but not yet paid, to the extent it deems appropriate; provided, however, that any such amendment which is adverse to the Eligible Employee shall require the Eligible Employee's consent; and provided further, however, that the Committee shall have no authority to make any amendment which would cause compensation paid or payable under the At Risk Award to cease to be deductible by the Company for federal income tax purposes.

7.  AMENDMENT TO RULES

     Subject to the stockholder approval requirements of Section 162(m) of the Code, the Committee may, from time to time, amend these Administrative Rules with respect to At Risk Awards in any manner.

8.  CHANGE IN CONTROL AND CHANGE IN OWNERSHIP

     If an Eligible Employee holding an At Risk Award is eligible for treatment under Section 25 of the 1993 Plan, the provisions of this paragraph shall determine the manner in which such At Risk Award shall be paid to him. For purposes of making such payment, each "current performance period" (defined to mean a Performance Period which period has commenced but not yet ended), shall be treated as terminating upon the Acceleration Date, and for each such "current performance period" and each "completed performance period" (defined to mean a Performance Period which has ended but for which the Committee has not, on the Acceleration Date, made a determination as to whether and to what degree the Performance Goals for such period have been attained), it shall be assumed that the Performance Goals have been attained at a level of 100% or the equivalent thereof. If the Eligible Employee is participating in one or more "current performance periods," he shall be considered to have earned and, therefore, to be entitled to receive, a prorated portion of the At Risk Awards previously granted to him for each such Performance Period. Such prorated portion shall be determined by multiplying 100% of the At Risk Award granted to the Eligible Employee by a fraction, the numerator of which is the total number of whole and partial years (with each partial year being treated as a whole year) that have elapsed since the beginning of the Performance Period, and the denominator of which is the total number of years in such Performance Period. An Eligible Employee in one or more "completed performance periods" shall be considered to have earned and, therefore, be entitled to receive 100% of the At Risk Awards previously granted to him during each Performance Period.

9.  SAVINGS PROVISION

     These Administrative Rules with respect to At Risk Awards are intended to comply with all the applicable conditions of Section 162(m) of the Code, so that compensation paid or payable hereunder shall constitute qualified "performance-based compensation" thereunder. To the extent any provision of these Administrative Rules with respect to At Risk Awards or any action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law.

10.  EFFECTIVE DATE

     Upon approval by the stockholders of the Company as required by Section 162(m) of the Code, these Administrative Rules with respect to At Risk Awards shall become effective as of December 7, 1994.

                                                   NATIONAL FUEL GAS COMPANY

                                                   NOTICE OF ANNUAL MEETING

                                                              AND

                                                        PROXY STATEMENT

                                                ANNUAL MEETING OF STOCKHOLDERS

                                                         TO BE HELD ON

                                                       FEBRUARY 16, 1995

                         LOT A-VOTER INSTRUCTION CARD

THIS VOTING INSTRUCTION CARD INSTRUCTS THE TRUSTEES HOW TO VOTE SHARES HELD
BY YOU IN NATIONAL FUEL GAS COMPANY'S EMPLOYEE BENEFIT PLANS. IF NO INSTRUCTIONS ARE GIVEN, THE SHARES MAY NOT BE VOTED.

                                                             P /X/ PLEASE MARK
                                                                   YOUR CHOICE
                                                                    LIKE THIS

     -------      --------      ----------------------
      ESOPs        THRIFT        TAX-DEFERRED SAVINGS

- -------------------------------------------------------------------------------
        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.
- -------------------------------------------------------------------------------

Item 1 - Election of the following nominees as Directors:

For three-year terms which expire in 1998-
  P.C. Ackerman, L.F. Kahl and B.S. Lee
For a one-year term which expires in 1996-
  J.M. Brown

WITHHOLD for the following only.  Write name(s) below.

- ------------------------------------------------------

 FOR all nominees                WITHHOLD
(except as marked            for all nominees
  to the left)
    /  /                          /  /

- -------------------------------------------------------------------------------

Item 2 - Appointment of independent accountants

         FOR     AGAINST    ABSTAIN
         / /       / /        / /

- -------------------------------------------------------------------------------

Item 3 - Approval of the Annual At Risk
         Compensation Incentive Program

         FOR     AGAINST    ABSTAIN
         / /       / /        / /

- -------------------------------------------------------------------------------

                                        Dated:____________________________, 1995

                                        ________________________________________

                                        ________________________________________

                                                (Signature of Stockholder(s))

                                NOTE: Please sign exactly as your name appears on this card and return the card in the enclosed envelope on or before February 8, 1995.

1856
- -------------------------------------------------------------------------------

                                                         VOTING INSTRUCTION CARD

                NATIONAL FUEL GAS COMPANY EMPLOYEE BENEFIT PLANS

    THIS VOTING INSTRUCTION CARD SOLICITED BY THE BOARD OF DIRECTORS FOR USE
            AT THE ANNUAL MEETING OF STOCKHOLDERS, FEBRUARY 16, 1995

     I have received the letter dated January 5, 1995, from the Administrative Committee of National Fuel Gas Company's employee benefit plans, with enclosures, concerning the Annual Meeting of Stockholders of National Fuel Gas Company to be held on February 16, 1995. I have also received a copy of the Company's 1994 Annual Report.

     I hereby instruct Chemical Bank, as Trustee of the National Fuel Gas Company Employee Stock Ownership Plans and the National Fuel Gas Company Employees' Thrift Plan, and Vanguard Fiduciary Trust Company, as Trustee of the National Fuel Gas Company Tax-Deferred Savings Plans, at such Annual Meeting, or at any adjournment thereof, to vote the Common Stock of the Company held on my behalf by you in said employee benefit plans as I have directed, on each of the Items on the reverse side of this voting instruction card.

THESE INSTRUCTIONS MAY BE REVOKED BY WRITTEN NOTICE TO THE RESPECTIVE TRUSTEES
    AT THE ADDRESSES LISTED BELOW RECEIVED ON OR BEFORE FEBRUARY 14, 1995.

Chemical Bank                            Vanguard Fiduciary Trust Company
Church Street Station                    P.O. Box 2600
Box 24874                                Valley Forge, PA 19482
New York, NY 10242-4874

         THIS VOTING INSTRUCTION CARD IS CONTINUED ON THE REVERSE SIDE.

              PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.

                              LOT B-BROKER CARD

- -------------------------------------------------------------------------------

                        NATIONAL FUEL GAS COMPANY                         PROXY

     THIS PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL
                  MEETING OF STOCKHOLDERS, FEBRUARY 16, 1995

     PROXY: B.J. Kennedy, P.C. Ackerman, and R.M. DiValerio, and each or any of them, with full power of substitution and revocation in each, are hereby appointed by the undersigned as Proxies to vote all the shares of Common Stock held of record by the undersigned on December 20, 1994, at the Annual Meeting of Stockholders of National Fuel Gas Company or at any adjournment of the meeting, on each of the Items below and in accordance with the directions given there, and, in their discretion, on all other matters that may properly come before the Annual Meeting or any adjournment thereof.

- -------------------------------------------------------------------------------
        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.
- -------------------------------------------------------------------------------

Item 1 - Election of the following nominees as Directors:
         For three-year terms which expire in 1998 - P.C. Ackerman, L.F. Kahl and B.S. Lee
         For a one-year term which expires in 1996 - J.M. Brown


       FOR all nominees                             WITHHOLD
(except as marked to the right)                 for all nominees
              / /                                      / /



WITHHOLD for the following only.  Write name(s) below.

- ------------------------------------------------------

- -------------------------------------------------------------------------------

Item 2 - Appointment of independent accountants

     For        Against      Abstain
     / /          / /          / /

- -------------------------------------------------------------------------------

Item 3 - Approval of the Annual At Risk Compensation Incentive Program


     For        Against      Abstain
     / /          / /          / /


- -------------------------------------------------------------------------------

                    (Please date and sign on reverse side and return promptly.)
- -------------------------------------------------------------------------------




- -------------------------------------------------------------------------------
(Continued from other side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTIONS ARE GIVEN WITH RESPECT TO ALL OR SOME ITEMS, AS TO SUCH ITEMS, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3. FAILURE TO WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF ANY NOMINEE FOR DIRECTOR SHALL CONFER ON THE PROXIES AUTHORITY TO VOTE FOR SUCH NOMINEE'S ELECTION. FAILURE TO VOTE ON ANY OTHER MATTER SHALL CONFER ON THE PROXIES AUTHORITY TO VOTE WITH RESPECT TO EACH SUCH MATTER.

               THIS PROXY MAY BE REVOKED BY GIVING THE SECRETARY OF THE MEETING WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENT PROXY AT ANY TIME BEFORE THE VOTING OF THE SHARES REPRESENTED BY THIS PROXY, OR BY CASTING A BALLOT.


                                     ---------------------------------------
                                     Signature

                                     ---------------------------------------
                                     Signature

                                     Date
                                         -----------------------------------
               Please sign your name as it appears on this proxy, and return the completed proxy in the enclosed envelope. When signing as an attorney, executor, administrator, trustee, guardian or other representative, please give title as such. If signer is a corporation, please sign full corporate name by du ly authorized officer and attach corporate seal. For joint accounts, each joint owner should sign.
- -------------------------------------------------------------------------------

                          LOT C-PROXY (FIRST MAILING)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3.

                                                               /X/ PLEASE MARK
                                                                   YOUR CHOICE
                                                                    LIKE THIS

- -------------        ----------------------------------
COMMON SHARES           DIVIDEND REINVESTMENT SHARES

- -------------------------------------------------------------------------------
         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.
- -------------------------------------------------------------------------------


Item 1 - Election of the following nominees as Directors:

For three-year terms which expire in 1998-
  P.C. Ackerman, L.F. Kahl and B.S. Lee
For a one-year term which expires in 1996-
  J.M. Brown

WITHHOLD for the following only.  Write name(s) below.

- ------------------------------------------------------

 FOR all nominees
(except as marked             WITHHOLD
  to the left)            for all nominees
     / /                        / /

- -------------------------------------------------------------------------------

Item 2 - Appointment of independent accountants

FOR      AGAINST     ABSTAIN
/ /        / /         / /

- -------------------------------------------------------------------------------

Item 3 - Approval of the Annual At Risk
         Compensation Incentive Program


FOR    AGAINST   ABSTAIN
/ /      / /       / /

- -------------------------------------------------------------------------------

WILL ATTEND MEETING   / /

                                            Dated:________________________, 1995

                                            ____________________________________

                                            ____________________________________

                                               (Signature of Stockholder(s))

               Please sign your name as it appears on this proxy and return the completed proxy in the enclosed envelope. When signing as an attorney, executor, administrator, trustee, guardian or other representative, please give title as such. If signer is a corporation, please sign full corporate name by duly authorized officer and attach corporate seal. For joint accounts, each joint owner should sign.

- -------------------------------------------------------------------------------

                           NATIONAL FUEL GAS COMPANY

         THIS PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE
                         ANNUAL MEETING OF STOCKHOLDERS

                               FEBRUARY 16, 1995

                PLACE: MCGRAW-HILL BUILDING, NEW YORK, NEW YORK

PROXY: B.J. Kennedy, P.C. Ackerman, and R.M. DiValerio, and each or any of them, with full power of substitution and revocation in each, are hereby appointed by the undersigned as Proxies to vote all the shares of Common Stock held of record by the undersigned on December 20, 1994, at the Annual Meeting of Stockholders of National Fuel Gas Company or at any adjournment of the meeting, on each of the Items on the reverse side and in accordance with the directions given there, and, in their discretion, on all other matters that may properly come before the Annual Meeting or any adjournment thereof. FAILURE TO WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF ANY NOMINEE FOR DIRECTOR SHALL CONFER ON THE PROXIES AUTHORITY TO VOTE FOR SUCH NOMINEE'S ELECTION. FAILURE TO VOTE ON ANY OTHER MATTER SHALL CONFER ON THE PROXIES AUTHORITY TO VOTE WITH RESPECT TO EACH SUCH MATTER.

             THIS PROXY MAY BE REVOKED BY GIVING THE SECRETARY OF THE MEETING WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENT
             PROXY AT ANY TIME BEFORE THE VOTING OF THE SHARES
             REPRESENTED BY THIS PROXY, OR BY CASTING A BALLOT.

                 THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
             PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.

                         LOT D-PROXY (SECOND MAILING)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3.

                                                              2 /X/ PLEASE MARK
                                                                    YOUR CHOICE
                                                                     LIKE THIS

   ---------------   ------------------------------
    COMMON SHARES     DIVIDEND REINVESTMENT SHARES

- -------------------------------------------------------------------------------
        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.
- -------------------------------------------------------------------------------

Item 1 - Election of the following nominees as Directors:

For three-year terms which expire in 1998-
  P.C. Ackerman, L.F. Kahl and B.S. Lee
For a one-year term which expires in 1996-
  J.M. Brown

WITHHOLD for the following only.  Write name(s) below.

- -----------------------------------------------------


FOR all nominees
(except as marked            WITHHOLD
to the left)             for all nominees
   / /                        / /

- -------------------------------------------------------------------------------

Item 2 - Appointment of independent accountants

FOR      AGAINST     ABSTAIN
/ /        / /         / /

- -------------------------------------------------------------------------------

Item 3 - Approval of the Annual At Risk
         Compensation Incentive Program

FOR      AGAINST      ABSTAIN
/ /        / /          / /

- -------------------------------------------------------------------------------

WILL ATTEND MEETING   / /


                                               Dated:______________________ 1995

                                               _________________________________

                                               _________________________________

                                                (Signature of Stockholder(s))

               Please sign your name as it appears on this proxy and return the completed proxy in the enclosed envelope. When signing as an attorney, executor, administrator, trustee, guardian or other representative, please give title as such. If signer is a corporation, please sign full corporate name by duly authorized officer and attach corporate seal. For joint accounts, each joint owner should sign.

- -------------------------------------------------------------------------------

                           NATIONAL FUEL GAS COMPANY

         THIS PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE
                         ANNUAL MEETING OF STOCKHOLDERS

                               FEBRUARY 16, 1995

                PLACE: MCGRAW-HILL BUILDING, NEW YORK, NEW YORK

PROXY: B.J. Kennedy, P.C. Ackerman, and R.M. DiValerio, and each or any of them, with full power of substitution and revocation in each, are hereby appointed by the undersigned as Proxies to vote all the shares of Common Stock held of record by the undersigned on December 20, 1994, at the Annual Meeting of Stockholders of National Fuel Gas Company or at any adjournment of the meeting, on each of the Items on the reverse side and in accordance with the directions given there, and, in their discretion, on all other matters that may properly come before the Annual Meeting or any adjournment thereof. FAILURE TO WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF ANY NOMINEE FOR DIRECTOR SHALL CONFER ON THE PROXIES AUTHORITY TO VOTE FOR SUCH NOMINEE'S ELECTION. FAILURE TO VOTE ON ANY OTHER MATTER SHALL CONFER ON THE PROXIES AUTHORITY TO VOTE WITH RESPECT TO EACH SUCH MATTER.

              THIS PROXY MAY BE REVOKED BY GIVING THE SECRETARY OF THE MEETING WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENT PROXY AT ANY TIME BEFORE THE VOTING OF THE SHARES
              REPRESENTED BY THIS PROXY, OR BY CASTING A BALLOT.

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
              PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.

           LOT E-CUSTOMER STOCK PURCHASE PLAN PROXY (FIRST MAILING)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3.

                                                               /X/ PLEASE MARK
                                                                   YOUR CHOICE
                                                                    LIKE THIS


   -------------------------------------
    CUSTOMER STOCK PURCHASE PLAN SHARES

- -------------------------------------------------------------------------------
        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.
- -------------------------------------------------------------------------------

Item 1 - Election of the following nominees as Directors:

For three-year terms which expire in 1998-
  P.C. Ackerman, L.F. Kahl and B.S. Lee
For a one-year term which expires in 1996-
  J.M. Brown

WITHHOLD for the following only.  Write name(s) below.

- ------------------------------------------------------

 FOR all nominees
(except as marked         WITHHOLD
  to the left)       for all nominees
      / /                  / /

- -------------------------------------------------------------------------------

Item 2 - Appointment of independent accountants

FOR     AGAINST      ABSTAIN
/ /       / /          / /

- -------------------------------------------------------------------------------

Item 3 - Approval of the Annual At Risk
         Compensation Incentive Program

FOR      AGAINST           ABSTAIN
/ /        / /               / /

- -------------------------------------------------------------------------------

WILL ATTEND  MEETING  / /

                                            Dated:________________________, 1995

                                            ____________________________________

                                            ____________________________________

                                                (Signature of Stockholder(s))

               Please sign your name as it appears on this proxy and return the completed proxy in the enclosed envelope. When signing as an attorney, executor, administrator, trustee, guardian or other representative, please give title as such. If signer is a corporation, please sign full corporate name by duly authorized officer and attach corporate seal. For joint accounts, each joint owner should sign.

- -------------------------------------------------------------------------------

                           NATIONAL FUEL GAS COMPANY

         THIS PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE
                         ANNUAL MEETING OF STOCKHOLDERS

                               FEBRUARY 16, 1995

                PLACE: MCGRAW-HILL BUILDING, NEW YORK, NEW YORK

PROXY: B.J. Kennedy, P.C. Ackerman, and R.M. DiValerio, and each or any of them, with full power of substitution and revocation in each, are hereby appointed by the undersigned as Proxies to vote all the shares of Common Stock held of record by the undersigned on December 20, 1994, at the Annual Meeting of Stockholders of National Fuel Gas Company or at any adjournment of the meeting, on each of the Items on the reverse side and in accordance with the directions given there, and, in their discretion, on all other matters that may properly come before the Annual Meeting or any adjournment thereof. FAILURE TO WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF ANY NOMINEE FOR DIRECTOR SHALL CONFER ON THE PROXIES AUTHORITY TO VOTE FOR SUCH NOMINEE'S ELECTION. FAILURE TO VOTE ON ANY OTHER MATTER SHALL CONFER ON THE PROXIES AUTHORITY TO VOTE WITH RESPECT TO EACH SUCH MATTER.

              THIS PROXY MAY BE REVOKED BY GIVING THE SECRETARY OF THE MEETING WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENT PROXY AT ANY TIME BEFORE THE VOTING OF THE SHARES
              REPRESENTED BY THIS PROXY, OR BY CASTING A BALLOT.

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
              PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.

          LOT F-CUSTOMER STOCK PURCHASE PLAN PROXY (SECOND MAILING)

                                                            2 /X/  PLEASE MARK
                                                                   YOUR CHOICE
                                                                    LIKE THIS

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3.


      ---------------------------------------
        CUSTOMER STOCK PURCHASE PLAN SHARES

- -------------------------------------------------------------------------------
        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.
- -------------------------------------------------------------------------------

Item 1 - Election of the following nominees as Directors:

For three-year terms which expire in 1998-
  P.C. Ackerman, L.F. Kahl and B.S. Lee
For a one-year term which expires in 1996-
  J.M. Brown

WITHHOLD for the following only.  Write name(s) below.

- ------------------------------------------------------

 FOR all nominees
(except as marked             WITHHOLD
   to the left)           for all nominees
      / /                       / /

- -------------------------------------------------------------------------------

Item 2 - Appointment of independent accountants

FOR    AGAINST      ABSTAIN
/ /      / /          / /

- -------------------------------------------------------------------------------

Item 3 - Approval of the Annual At Risk
         Compensation Incentive Program

FOR     AGAINST   ABSTAIN
/ /       / /       / /

- -------------------------------------------------------------------------------

WILL ATTEND MEETING    / /

                                             Dated:_______________________, 1995

                                             ___________________________________

                                             ___________________________________

                                               (Signature of Stockholder(s))

               Please sign your name as it appears on this proxy and return the completed proxy in the enclosed envelope. When signing as an attorney, executor, administrator, trustee, guardian or other representative, please give title as such. If signer is a corporation, please sign full corporate name by duly authorized officer and attach corporate seal. For joint accounts, each joint owner should sign.


- -------------------------------------------------------------------------------

                           NATIONAL FUEL GAS COMPANY

         THIS PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE
                         ANNUAL MEETING OF STOCKHOLDERS

                               FEBRUARY 16, 1995

                PLACE: MCGRAW-HILL BUILDING, NEW YORK, NEW YORK

PROXY: B.J. Kennedy, P.C. Ackerman, and R.M. DiValerio, and each or any of them, with full power of substitution and revocation in each, are hereby appointed by the undersigned as Proxies to vote all the shares of Common Stock held of record by the undersigned on December 20, 1994, at the Annual Meeting of Stockholders of National Fuel Gas Company or at any adjournment of the meeting, on each of the Items on the reverse side and in accordance with the directions given there, and, in their discretion, on all other matters that may properly come before the Annual Meeting or any adjournment thereof. FAILURE TO WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF ANY NOMINEE FOR DIRECTOR SHALL CONFER ON THE PROXIES AUTHORITY TO VOTE FOR SUCH NOMINEE'S ELECTION. FAILURE TO VOTE ON ANY OTHER MATTER SHALL CONFER ON THE PROXIES AUTHORITY TO VOTE WITH RESPECT TO EACH SUCH MATTER.

              THIS PROXY MAY BE REVOKED BY GIVING THE SECRETARY OF THE MEETING WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENT PROXY AT ANY TIME BEFORE THE VOTING OF THE SHARES
              REPRESENTED BY THIS PROXY, OR BY CASTING A BALLOT.

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
              PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.

                NATIONAL FUEL GAS COMPANY EMPLOYEE BENEFIT PLANS

Administrative Committee
     P. C. Ackerman
     R. M. DiValerio                                     10 Lafayette Square
     W. J. Hill                                          Buffalo, New York 14203
     J. P. Pawlowski
     D. J. Seeley

                                                                 January 5, 1995

TO ALL PARTICIPANTS IN EMPLOYEE BENEFIT PLANS:

     The Annual Meeting of Stockholders of National Fuel Gas Company will be held on February 16, 1995. The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement are being distributed to all stockholders of record as of December 20, 1994. You should have already received a copy of the Company's 1994 Annual Report under separate cover.

     Because the Trustees of National Fuel's Thrift Plan, five Employee Stock Ownership Plans and two Tax-Deferred Savings Plans hold shares of Company Common Stock that are allocated to participants' accounts in those plans, we have enclosed a voting instruction card that you may use to instruct the Trustees how to vote the shares held in your accounts in those plans. Each plan provides that each participant shall have the right to give voting instructions to the Trustee of the plan with respect to the number of shares of Company Common Stock held on his or her behalf by the Trustee on the voting record date.

     YOUR INSTRUCTIONS TO CHEMICAL BANK, TRUSTEE OF THE NATIONAL FUEL GAS COMPANY EMPLOYEES' THRIFT PLAN AND THE NATIONAL FUEL GAS COMPANY EMPLOYEE STOCK OWNERSHIP PLANS, AND VANGUARD FIDUCIARY TRUST COMPANY, TRUSTEE OF THE NATIONAL FUEL GAS COMPANY TAX-DEFERRED SAVINGS PLANS, ARE CONFIDENTIAL. THE TRUSTEES MAY NOT VOTE THE SHARES HELD FOR YOUR ACCOUNT OR ACCOUNTS IF YOU DO NOT PROVIDE VOTING INSTRUCTIONS.

     This letter and the enclosed voting instruction card relate only to shares of Common Stock of National Fuel Gas Company held on your behalf by the Trustees under the terms of the employee benefit plans mentioned above, and do not affect any National Fuel Gas Company Common Stock that you may own in your own name. You will receive a form of proxy for those shares in a separate mailing.

     To be sure that shares held on your behalf will be voted, please complete, sign and date the enclosed card and return it in the envelope provided not later than February 8, 1995.

                                          Very truly yours,



                                                     Chairman